UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 8.01.	Other Events.

On May 2, 2022, Plaintiff Carl A. Best (“Plaintiff”) filed a Verified Class Action Complaint (the “Complaint”) in the Delaware Court of Chancery (the “Court”) under the caption Best v. Dankberg, et al., 2022-0383-LWW (the “Action”) on behalf of a putative class of stockholders of Viasat, Inc. (“Viasat”) challenging disclosures made in connection with Viasat’s pending acquisition of all of the issued and outstanding shares of Connect Topco Limited (the “Transaction”), and alleging that the members of Viasat’s Board of Directors breached their fiduciary duties to Viasat’s stockholders in connection with disclosures made in a preliminary proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2022 (the “Preliminary Proxy”). The Complaint alleged that the Preliminary Proxy omitted material information concerning financial advisor compensation and alleged conflicts of interest in connection with the Transaction. The Action sought, among other things, a preliminary injunction against the Transaction.

On June 8, 2022, Viasat filed with the SEC a Form 14A supplemental proxy statement containing supplemental disclosures that mooted the allegations in the Action. Viasat denied and continues to deny the allegations in the Complaint. On June 9, 2022, the Court entered an order dismissing the Action as moot and retaining jurisdiction solely for adjudicating the anticipated application of Plaintiff’s counsel for an award of attorneys’ fees and expenses. Viasat subsequently agreed to pay $150,000 in attorneys’ fees and expenses in full satisfaction of the claim for attorneys’ fees and expenses in the Action.

On March 30, 2023, the Court entered an order closing the Action, subject to Viasat filing an affidavit with the Court confirming that this notice has been issued.

In entering the order, the Court was not asked to review, and did not pass judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2023	VIASAT, INC.

	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel